Exhibit 25




                                  POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS:

                    THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the issuance of up to seven million (7,000,000) shares of the Corporation's Common Stock ("Shares") and four and one-half million (4,500,000) options to purchase Shares pursuant to the Southwestern Bell Corporation Stock Savings Program, consisting of the Southwestern Bell Corporation Stock Savings Plan, the Southwestern Bell Corporation Management Stock Savings Plan, and the Southwestern Bell Corporation Stock Based Savings Plan; and

                    WHEREAS, the undersigned is an officer and director of the Corporation;

                    NOW, THEREFORE, the undersigned hereby constitutes and appoints James D. Ellis, Donald E. Kiernan, William J. Free, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, his attorneys for him and in his name, place and stead, and in each of his offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 24th day of June, 1994.


                                        /s/ Edward E. Whitacre, Jr.
                                        Edward E. Whitacre, Jr.
                                        Chairman of the Board and
                                        Chief Executive Officer

                                  POWER OF ATTORNEY

                    KNOW ALL MEN BY THESE PRESENTS:

                    THAT, WHEREAS, SOUTHWESTERN BELL CORPORATION, a Delaware corporation, hereinafter referred to as the "Corporation," proposes to file with the Securities and Exchange Commission at Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the issuance of up to seven million (7,000,000) shares of the Corporation's Common Stock ("Shares") and four and one-half million (4,500,000) options to purchase Shares pursuant to the Southwestern Bell Corporation Stock Savings Program, consisting of the Southwestern Bell Corporation Stock Savings Plan, the Southwestern Bell Corporation Management Stock Savings Plan, and the Southwestern Bell Corporation Stock Based Savings Plan; and

                    WHEREAS, each of the undersigned is a director of the Corporation;

                    NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Edward E. Whitacre, Jr., James D. Ellis, Donald E. Kiernan, William J. Free, Roger W. Wohlert, or any one of them, all of the City of San Antonio and State of Texas, the undersigned's attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities in the Corporation, to execute and file such Registration Statement, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                    IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand the 24th day of June, 1994.


          /s/ Clarence C. Barksdale          /s/ James E. Barnes
          Clarence C. Barksdale              James E. Barnes
          Director                           Director

          /s/ Jack S. Blanton                /s/ August A. Busch III
          Jack S. Blanton                    August A. Busch III
          Director                           Director

          /s/ Ruben R. Cardenas              /s/ Martin K. Eby, Jr.
          Ruben R. Cardenas                  Martin K. Eby, Jr.
          Director                           Director


          /s/ Tom C. Frost                   /s/ Jess T. Hay
          Tom C. Frost                       Jess T. Hay
          Director                           Director


          /s/ B. R. Inman                    /s/ Charles F. Knight

          B. R. Inman                        Charles F. Knight
          Director                           Director


          /s/ Sybil C. Mobley                /s/ Haskell M. Monroe, Jr.
          Sybil C. Mobley                    Haskell M. Monroe, Jr.
          Director                           Director


          /s/ Carlos Slim Helu               /s/ Patricia P. Upton
          Carlos Slim Helu                   Patricia P. Upton
          Director                           Director